UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    December 2, 2014
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Fiesta Restaurant Group, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-35373	90-0712224
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14800 Landmark Boulevard, Suite 500, Addison, Texas		75254
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code (972) 702-9300

N/A
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE.
Fiesta Restaurant Group, Inc. (the “Company”) is furnishing the investor presentation, attached hereto on Exhibit 99.1 and incorporated by reference herein, which will be used by executives of the Company in one or more meetings with investors and analysts.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits
99.1    Fiesta Restaurant Group, Inc. Investor Presentation

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIESTA RESTAURANT GROUP, INC.

Date: December 2, 2014

By: /s/ Joseph A. Zirkman
Name: Joseph A. Zirkman
Title: Vice President, General Counsel and Secretary